UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2010

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           As discussed below, on May 11, 2010, Information Services Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Information Services Group, Inc. 2007 Equity Incentive Plan (as amended, the “Amended and Restated Plan”). The principal purpose of the amendment is to increase the number of shares authorized for issuance under the 2007 Equity Incentive Plan to approximately 8.5 million shares, except that each share of the Company’s common stock issued under a “full value” award (awards other than stock options or stock appreciation rights) will reduce the number of shares available for issuance by 1.44 shares.

A description of the material features of the Amended and Restated Plan described above is set forth in the Company’s definitive proxy statement for the Annual Meeting filed on April 7, 2010 (the “Proxy Statement”), in the section entitled “Proposal No. 3. Amend the 2007 Equity Incentive Plan,” which is incorporated herein by reference to the Company’s Proxy Statement as Exhibit 99.1. The above description of the Amended and Restated Plan is qualified in its entirety by reference to the copy of such plan which is attached to the Proxy Statement as Annex A and incorporated herein by reference as Exhibit 10.1.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As discussed above, on May 11, 2010, the Company held its Annual Meeting. Of the 31,952,398 shares outstanding and entitled to vote, 31,331,473 shares were represented at the meeting in person or by proxy, or an approximately 98% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors. The following directors were elected to hold office until the 2013 Annual Meeting and until their successors have been elected and have qualified to hold such office. The results of the election for each director are as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael P. Connors	28,655,120	69,448	2,606,905
Robert E. Weissman	28,569,262	155,306	2,606,905

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2010. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 was approved. The voting results are as follows:

In Favor Of	Against	Abstain
30,997,882	292,484	41,007

Proposal 3: Amendment of the 2007 Equity Incentive Plan. The amendment of the 2007 Equity Incentive Plan was approved. The voting results are as follows:

In Favor Of	Against	Abstain	Broker Non-Votes
27,826,240	893,048	5,280	2,606,905

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibit.

10.1         Information Services Group, Inc. Amended and Restated 2007 Equity Incentive Plan (incorporated herein by reference to Annex A of the Company’s definitive Proxy Statement filed on April 7, 2010)

99.1         The section entitled “Proposal No. 3. Amend the 2007 Equity Incentive Plan” appearing on pages 15-23 of the Company’s Proxy Statement is incorporated herein by reference to the Company’s definitive Proxy Statement filed on April 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2010	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Information Services Group, Inc. Amended and Restated 2007 Equity Incentive Plan (incorporated herein by reference to Annex A of the Company’s definitive Proxy Statement filed on April 7, 2010)

99.1

The section entitled “Proposal No. 3. Amend the 2007 Equity Incentive Plan” appearing on pages 15-23 of the Company’s Proxy Statement is incorporated herein by reference to the Company’s definitive Proxy Statement filed on April 7, 2010